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[UBS Global Asset
     Management Logo]

                            UBS RETIREMENT MONEY FUND

              Supplement to the Statement of Additional Information
                              dated August 29, 2003

                                                                   March 1, 2004

Dear Investor,

This is a supplement to the Statement of Additional Information ("SAI") of the above listed fund. As noted in the SAI section captioned "Investment Advisory, Administration and Principal Underwriting Arrangements" beginning on page 16, UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as the sub-advisor and sub-administrator to the fund pursuant to a sub-advisory and sub-administration contract between UBS Financial Services Inc. and UBS Global AM. UBS Financial Services Inc. (not the fund) pays UBS Global AM a fee. Prior to March 1, 2004, the contract provided for a fee to be paid at an annual rate of 20% of the fee paid by the fund to UBS Financial Services Inc. under UBS Financial Services Inc.'s advisory contract with the fund. Effective March 1, 2004, the fee rate will change. As a result, the older contract will be replaced by a new sub-advisory and sub-administration contract. Under the new agreement, UBS Financial Services Inc. is to pay UBS Global AM at the annual rate of 0.08% of the fund's average daily net assets. This change does not increase any fees paid by the fund's shareholders but rather represents a reallocation between UBS Financial Services Inc. and its affiliate UBS Global AM. If you would like more information regarding the pre-March 1, 2004, fee rates, please see the above referenced SAI section.

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